UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2007

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Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On April 6, 2007, our Loan Agreement with our bank group was amended and restated to extend the maturity date of the Loan Agreement to October 16, 2009, revise certain financial covenants, provide an aggregate loan commitment of $50 million which can be increased to a maximum of $100 million with the agent bank’s consent, and add a security interest in our accounts receivable, inventory and equipment pursuant to a security agreement and a collateral sharing agreement with the holders of our Senior Notes.  Other terms of the Loan Agreement remained substantially unchanged. The executed amendment to our Loan Agreement is attached. The participating entities in the amendment are JP Morgan Chase Bank, N.A, LaSalle Bank National Association, and National City Bank and Sypris Solutions, Inc., Sypris Test & Measurement, Inc., Sypris Technologies, Inc., Sypris Electronics, LLC, Sypris Data Systems, Inc., Sypris Technologies Marion, LLC, Sypris Technologies Kenton, Inc., and Sypris Technologies Mexican Holdings, LLC. The Company and its Subsidiaries have a number of operating leases on equipment financed by JP Morgan Chase Bank and LaSalle Bank, along with a variety of routine banking relationships with JP Morgan Chase. Additionally, LaSalle Bank also serves as Transfer Agent for the Company in the ordinary course of business.

Our Senior Notes were also amended on April 6, 2007 to provide for the ratable prepayment of $25 million of principal on the outstanding Senior Notes on April 6, 2007, revise certain financial covenants, modify the maturity date of the June 30, 2014 series of Senior Notes to June 30, 2012, modify the fixed interest rates applicable to each series of Senior Notes and add a security interest in our accounts receivable, inventory and equipment pursuant to a security agreement and a collateral sharing agreement with our bank group.  Other terms of the Senior Notes remained substantially unchanged.  The executed amendment to our Senior Notes is attached. The participating entities in the amendment are The Guardian Life Insurance Company Of America, Connecticut General Life Insurance Company , Life Insurance Company of North America, Jefferson Pilot Financial Insurance Company, Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Sypris Solutions, Inc., Sypris Test & Measurement, Inc., Sypris Technologies, Inc., Sypris Electronics, LLC, Sypris Data Systems, Inc., Sypris Technologies Marion, LLC, Sypris Technologies Kenton, Inc., and Sypris Technologies Mexican Holdings, LLC.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number Description of Exhibit

10.1
Amended and Restated Loan Agreement dated as of April 6, 2007 between Sypris Solutions, Inc., Sypris Test & Measurement, Inc., Sypris Technologies, Inc., Sypris Electronics, LLC, Sypris Data
Systems, Inc., Sypris Technologies Marion, LLC, Sypris Technologies Kenton, Inc., Sypris Technologies Mexican Holdings, LLC; and JP Morgan Chase Bank, N.A., LaSalle Bank National Association, and National City Bank.

10.2
Third Amendment to the Note Purchase Agreement dated as of April 6, 2007between Sypris Solutions, Inc., Sypris Test & Measurement, Inc., Sypris Technologies, Inc., Sypris Electronics, LLC, Sypris Data Systems, Inc., Sypris Technologies Marion, LLC, Sypris Technologies Kenton, Inc., Sypris Technologies Mexican Holdings, LLC; and The Guardian Life Insurance Company Of America, Connecticut General Life Insurance Company , Life Insurance Company of North America, Jefferson Pilot Financial Insurance Company, Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York.

10.3	Security Interest Agreement dated April 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2007	Sypris Solutions, Inc.

	By:	/s/ Anthony C. Allen
Anthony C. Allen
Vice President, Treasurer and Assistant Secretary

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INDEX TO EXHIBITS

Exhibit
Number                      Description

    10.1                           Form of Third Amendment to Note Purchase Agreement

    10.2                        Form of Amended and Restated Loan Agreement

    10.3               Form of Security Interest Agreement